                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.
                                   FORM 8-K
                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 30, 1997
                                                ----------------------

                          AvTel Communications, Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)

                        Commission File No.   0-27580
                                            -----------


         Utah                           87-0378021
-------------------------------         ------------------
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)


130 Cremona Drive, Santa Barbara, California  93117
--------------------------------------------------------------------------------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:     805-685-0355
                                                   -----------------------------

================================================================================
(Former Name or Former Address, if changed since last report)

                   Information to be Included in the Report

ITEM 5.   OTHER EVENTS
          ------------

          On April 29, 1997, the Registrant entered into a Stock Exchange Agreement (the "Exchange Agreement") with Matrix Telecom, Inc., a Texas corporation ("Matrix") subject to the conditions described below. Pursuant to the Exchange Agreement, persons or entities who collectively own 100% of the issued and outstanding common stock of Matrix ("Matrix Stockholders") will transfer to the Registrant all of their Matrix stock and, in exchange, the Registrant will issue to the Matrix Stockholders an aggregate of 34,590,049 of the Registrant's $.001 par value common stock. As a result of the transaction, the Matrix Stockholders will, after giving effect to the exchange, acquire and hold approximately 79% of the issued and outstanding common stock of the Registrant on a fully diluted basis.

          The consummation of the transactions under the Stock Exchange Agreement is subject to the satisfaction of a number of conditions, including approval of the Registrant's shareholders of the terms and conditions of the Stock Exchange Agreement and reincorporating the Registrant in the state of Delaware pursuant to a merger with and into a newly formed Delaware corporation. The reincorporation merger is also subject to approval of the Registrant's share holders. The Stock Exchange Agreement also provides for the Registrant to effect either a reverse stock split prior to the reincorporation merger or reduce the number of the Registrant's common stock (or other securities convertible into such common stock) that will be issued to the Registrant's shareholders in the reincorporation merger to such lesser number of common stock (or such other securities) as the Registrant and Matrix shall agree.

          The Stock Purchase Agreement provides, among other things, for Matrix to provide to the Registrant an unsecured loan in the maximum aggregate amount of $500,000, that the transaction is to be treated as a pooling of interest for financial reporting purposes and that it is intended to be a tax free reorganization.

          Matrix, a domestic and international long distance telephone company with operations in Dallas, Texas, will continue under the management direction of its President, Raymond Waters. Anthony E. Papa, President and Chief Executive Officer of AvTel, and James P. Pisani, AvTel's Executive Vice President and Chief Operating Officer, will continue in these positions as executive management of the combined companies.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     C.   EXHIBITS.                                            Page Number
                                                               In Sequential
                                                               Numbering
                                                               System

Item 2.   Stock Exchange Agreement, dated as of April 29,      4-20
          1997, by and between AvTel Communications,           ---------
          Inc. and Matrix Telecom, Inc.

Item 20 - Press Release dated April 30, 1997                   20-21
                                                               ---------

Item 27 - Financial Data Schedules. None


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVTEL COMMUNICATIONS, INC.



By:  /s/ Anthony E. Papa                   Date: May 19  1997
     ----------------------------                    ---,
     Anthony E. Papa
     President and Chief Executive Officer



By:  /s/ James P. Pisani                   Date: May 19  1997
     ----------------------------                    ---,
     James P. Pisani
     Executive Vice President and
     Chief Financial Officer
     (Principal Financial and Accounting Officers)